Exhibit 23.1


                                               Johnson, Holscher & Company, P.C.
                                                    Certified Public Accountants

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3 of WaveRider Communications Inc. (the "Company") to register 1,000,000 shares of common stock, of our report dated March 20, 1998 and March 22, 1999,
Note 4. Prior Period Adjustment, on our audits of the consolidated financial statements of the Company as of December 31, 1997.


We also consent to the reference to our firm under the caption "Experts".


/s/ Johnson, Holscher & Company, P.C.


November 1, 2000


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                                                                    Exhibit 23.2

PricewaterhouseCoopers

                                                   PricewaterhouseCoopersLLP
                                                   Chartered Accountants
                                                   P.O. Box 82
                                                   Royal Trust Tower Suite 3000
                                                   Toronto Dominion Centre
                                                   Toronto Ontario
                                                   Canada M5K 1G8
                                                   Telephone +1 (416) 863.1133
                                                   Facsimile +1 (416) 365.8215



October 26, 2000




Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of WaveRider Communications Inc. of our report dated February 4, 2000 (except for note 20 which is February 14, 2000) which is included in WaveRider Communications Inc.'s Annual Report on Form 10-K for the years ended December 31, 1999 and 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chartered Accountants

PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.


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